Exhibit 10.49
CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “*****.” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
FIRST AMENDMENT
TO LG FILM FINANCE I, LLC
MASTER COVERED PICTURE PURCHASE AGREEMENT
AND MASTER GLOSSARY OF DEFINITIONS
AND RULES OF CONSTRUCTION;
MASTER DISTRIBUTION AGREEMENT;
AND FILMCO OPERATING AGREEMENT
     This first amendment dated January 30, 2008 (the “First Amendment”) is entered into by and among LG Film Finance I, LLC (“FilmCo”), Lions Gate Films, Inc. (“LGF”), and Pride Pictures, LLC (“FundCo”) and amends (i) that certain Master Covered Picture Purchase Agreement dated May 25, 2007 (the “Master Covered Picture Purchase Agreement”); and (2) the Master Glossary of Definitions and Rules of Construction (the “Glossary”) attached to the Master Covered Purchase Agreement as Schedule A and is made with reference to the following facts:
     Whereas, FilmCo and LGF entered into the Master Covered Picture Purchase Agreement;
     Whereas, FilmCo and FundCo entered into that certain Limited Liability Company Operating Agreement for LG Film Finance I, LLC effective as of May 25, 2007 (the “FilmCo Operating Agreement”); and
     Whereas, LGF, FilmCo and FundCo have discussed amending the Master Covered Picture Purchase Agreement and the Glossary;
     Now, therefore, for good and valuable consideration, the parties hereto hereby agree as follows:
     1. Amendment to the Glossary / Definition of Excluded Picture.
          a. A new Subpart (iv) of the definition of “Excluded Picture” set forth in the Glossary shall be added which shall read as follows:
          “(iv) subject to the terms of the First Amendment, all Reduced Back-End Pictures.”
     2. Amendment to Glossary / *****. Subpart (ii) of the definition of “Excluded Picture” set forth in the Glossary is amended by adding the following at the end of such subpart:
“, other than the Motion Picture presently entitled “*****” which shall be a Covered Picture and a Sequel (but excluding any and all Sequels thereto), which FilmCo agrees to purchase pursuant to the Master Covered Picture Purchase Agreement provided it satisfies the Covered Picture Criteria,”

     3. Amendments to Glossary / New Terms. The Glossary is amended by adding the following new defined terms in appropriate alphabetical order therein:
“Reduced Back-End Picture” means a Picture that when applying the Calculation (and after giving effect to any accommodations granted by LG to its portion of Adjusted Receipts which accommodations shall apply to the Allocable Share of each of LGE and FundCo with respect to such Picture under the Transaction Documents) would result in the amount payable to FundCo by FilmCo being less than a dollar amount equal to ***** of one hundred percent (100%) of the Assumed Gross Receipts for such Picture and in all other respects is a Covered Picture.
“Assumed Gross Receipts” means ***** of domestic Gross Receipts with ***** of such amount coming from Home Video.
“Calculation” means with respect to each Covered Picture the following: (i) Assumed Gross Receipts (irrespective of subsequent actual Gross Receipts), less (ii) (a) Third Party Participations, other than (1) Third Party Participations set forth in clause (i) of the definition of Co-Financing Transaction, (2) residuals, and (3) net profit participations and adjusted gross receipt participations with definitions less favorable than that of FilmCo, only if the sum of such net profit participations and adjusted receipt gross participations do not exceed ***** of one hundred percent (100%) of Assumed Gross Receipts, and (b) the Distribution Fee.
Example. For illustrative purposes only, the following is an example of the Calculation and shall not modify the Transaction Documents including this First Amendment:
Assumptions:
(1)	***** in Assumed Gross Receipts

(2)	Talent participation: ***** of Gross Receipts at cash break-even, with home video royalties at *****.

(3)	Co-financiers: ***** to LGF and ***** to Co-Financier with costs off the top
Calculation:

Distribution Fee	= *****

Talent Participation	= ***** [***** of (Non-Home Video revenues
***** Home Video revenues)]

Co-Financier Participation	= ***** [***** of (***** less ***** talent
participation)]

Percent payable to FilmCo	= *****

Adjusted Receipts payable to FundCo	= *****
     4. Covered Pictures. Subject to the terms of Section 6 of this First Amendment, the Pictures set forth in and based on the information set forth on Schedule A attached hereto shall not for the purposes of the Transaction Documents be Reduced Back-End Pictures (notwithstanding that the Calculation may result in such Picture being a Reduced Back-End Picture) and shall be Covered Pictures provided each of the Covered Picture Criteria are satisfied without regard to such Motion Picture being a

Reduced Back-End Picture (the “Scheduled Pictures”). The Parties hereto agree that the order of release of the Scheduled Pictures may change and such change will not result in a Scheduled Picture becoming and Excluded Picture unless a Scheduled Picture is not one of the first twenty-three (23) Covered Pictures.
     5. Change in Primary Economic Terms / New Pictures.
          a. Change in Primary Economic Term. If prior to the Initial Investment Date with respect to a Scheduled Picture, and provided such Scheduled Picture satisfies the Covered Picture Criteria (other than such Scheduled Picture being a Reduced Back-End Picture), there is a change in the economic terms with respect to such Scheduled Picture which would reduce the amount of Adjusted Receipts payable to FundCo using the Calculation and as a result such Picture becomes a Reduced Back-End Picture or was a Reduced Back-End Picture, then FilmCo shall have the right to elect to have such Scheduled Picture be an Excluded Picture as a result of such change, provided that any change that would not be reasonably anticipated to result in a reduction of the Adjusted Receipts using the Calculation would not require any notice from LG. The election by FilmCo shall be made by FundCo on behalf of FilmCo. The election by FilmCo shall be in writing (as either an affirmative “Yes, the Scheduled Picture shall remain a Covered Picture” or “No, the picture should be an Excluded Picture”) and shall be made no later than ten (10) Business Days following receipt by FilmCo of written notice (the “Scheduled Picture Change Notice”) from LGF that there has been a change in the economic terms with respect to such Scheduled Picture that would reduce the amount of Adjusted Receipts payable to FundCo using the Calculation. If FilmCo elects to keep such Scheduled Picture as a Covered Picture or fails to respond in writing with an election within the ten (10) Business Day period, then such Scheduled Picture shall remain a Covered Picture for all purposes of the Transaction Documents. If FilmCo elects not to have such Scheduled Picture remain a Covered Picture then the Excluded Picture shall be an Excluded Picture for all purposes of the Transaction Documents.
          b. New Pictures. With respect to Reduced Back-End Pictures that are not Scheduled Pictures and that otherwise satisfy each of the Covered Picture Criteria, FilmCo shall have the right to elect to have such Reduced Back-End Picture be a Covered Picture. The election by FilmCo shall be made by FundCo on behalf of FilmCo. The election by FilmCo shall be in writing (as either an affirmative “Yes, include as a Covered Picture” or “No, the picture should be an Excluded Picture”) and shall be made no later than ten (10) Business Days following receipt by FilmCo of written notice (the “Excluded Picture Notice”) from LGF that a picture may be a Reduced Back-End Picture which notice shall also include a Calculation for such Picture and information substantially in the form of Schedule A. If FilmCo elects to have such Reduced Back-End Picture be a Covered Picture or fails to respond in writing with an election within the ten (10) Business Day period, then such picture shall be a Covered Picture for all purposes of the Transaction Documents. If FilmCo elects not to have such Reduced Back-End Picture be a Covered Picture then the Reduced Back-End Picture shall be an Excluded Picture for all purposes of the Transaction Documents. LG shall provide FilmCo with the Excluded Picture Notice any time earlier than sixty (60) days prior to the Initial Theatrical Release Date of such picture unless (x) the Initial Theatrical Release Date is earlier than sixty (60) days from the date LGF acquires an Acquired Picture that is a Reduced Back-End Picture, or (y) is within sixty (60) days from the date hereof, in which event LGF shall deliver the Excluded Picture Notice as soon as practicable. If after the date on which the Notice Materials are sent but before the Initial Investment Date (i) there is a change in the economic terms with respect to a Reduced Back-End Picture that is not a Scheduled Picture and such change based on the Calculation and the related information would reduce the amount of Adjusted Receipts payable to FundCo using the Calculation, or (i) with respect to a Reduced Back-End Picture that is not a Scheduled Picture there is an increase in the Purchase Price set forth on the Notice Materials by more than ***** of the amount of the Purchase Price set forth in the Notice Materials, then the procedure set forth in the Section 5.b shall be repeated.

          c. Determination. FundCo and FilmCo agree that (i) the determination of whether a Picture is a Reduced Back-End Picture is being made by LG using the Calculation which does not represent any anticipated or actual film performance or the actual amount of Adjusted Receipts for any Picture and is being used solely for the purpose of determining whether a Picture is a Reduced Back-End Picture, and (ii) neither LG nor any Affiliate thereof shall have any liability to FundCo or FilmCo if the actual amounts paid to FilmCo are less than the amount reflected when running the Calculation.
     6. Agreement with respect to *****: Within ten (10) Business Days from the date of execution of this First Amendment LG shall deliver a written notice to FilmCo in which LG will either elect to include the motion picture project currently entitled “*****” (the “Optional Picture”) as a Covered Picture or exclude ***** as an Excluded Picture.
          a. If ***** is excluded, its shall be an Excluded Picture for all purposes of the Transaction Documents notwithstanding that it may satisfy the Covered Picture Criteria at such time or at a later date.
          b. Subject to Section 6.c and d hereof, if ***** is included as a Covered Picture it shall be a Covered Picture for all purposes of the Transaction Documents notwithstanding that such Picture may not satisfy the Covered Picture Criteria at such time or at a later date.
          c. If LG elects to include ***** as a Covered Picture, then, FilmCo shall send Call Notices from time to time to FundCo in accordance with the terms of the FilmCo Operating Agreement; provided that with respect to ***** FundCo shall only be required to make a Capital Contribution in connection with each Call Notice for ***** to pay for the Distribution Costs and Expenses as reflected on such Call Notice (the “***** Capital Contributions”). FundCo’s Allocable Share of ***** shall be calculated in accordance with the terms of the FilmCo Operating Agreement.
          d. If LG elects to include ***** as a Covered Picture, and if on the one (1) year anniversary of the first ***** Capital Contribution, the cumulative amount of FundCo’s Allocable Share of Adjusted Receipts with respect to ***** (calculated without giving effect to amounts paid pursuant to Section 6.9.2.1 and 6.9.2.2 of the FilmCo Operating Agreement) is less than the aggregate of all ***** Capital Contributions calculated with interest thereon from the date of each ***** Capital Contribution with an interest rate of LIBOR ***** (such difference being the “***** Shortfall”), then LG agrees to pay to the FundCo Manager on the one (1) year anniversary date an amount equal to the ***** Shortfall.
          e. If LG elects to include ***** as a Covered Picture then LG may deliver the Notice Materials with respect to ***** at any time and payment of the Purchase Price with respect to ***** shall be made by FilmCo, if requested by LG as part of such Notice Materials no later than March 28, 2008 provided such Notice Materials are delivered no later than March 14, 2008.
          f. If LG elects to include ***** as a Covered Picture, the Master Distribution Agreement shall be amended solely with respect to the Gross Receipts from the Exploitation of ***** by inserting: (I) a new Subsection 6.3.2(iii) which shall read as follows:
“(iii) Third, to LG ***** of all remaining amounts until such time as LG has indefeasibly received an amount equal to ***** times the Purchase Price for ***** provided LG has made the payment set forth in Section 6.d of the First Amendment.”

and, (II) the sequential Subsection 6.3.2(iii), (iv) and (v) shall now be increased by one (i.e., 6.3.2(iii) shall now be 6.3.2(iv), etc.); and (III), a new Subsection 6.3.2(vi) shall be added which shall read as follows:
“(vi) Fourth, to LG ***** of all remaining amounts until such time as LG has indefeasibly received an amount equal to ***** times the Purchase Price for ***** provided LG has made the payment set forth in Section 6.d of the First Amendment.”
     7. Amendment to the Master Distribution Agreement / *****: Section 6.3.2(i) and 6.3.2.(ii) of the Master Distribution Agreement shall not apply to the allocation of Gross Receipts with respect to the Motion Picture entitled “*****” (“*****”). Gross Receipts solely with respect to ***** shall be allocated as follows:
          a. Domestic Territory.
               i) First, out of Gross Receipts generated from the United States, Canada and their respective territories and possessions (the “Domestic Territory”), amounts due to Distributor as reimbursement of or payment for Distribution Costs and Expenses paid or incurred in connection with the Exploitation of ***** in such Accounting Period or a prior Accounting Period or payable by Distributor within thirty (30) days from the end of the most recent Accounting Period to the extent not previously recouped by Distributor or paid directly by FilmCo, all as set forth in the applicable Settlement Report; and
               ii) Second, amounts due to Distributor for payment of its Distribution Fee with respect to Gross Receipts received from the Domestic Territory with respect to ***** in the applicable Accounting Period as set forth in the applicable Settlement Report.
               iii) The balance shall be distributed to FilmCo as Adjusted Receipts. In addition, if on the one-year anniversary of the first Ultimate Statement for *****, FundCo’s Allocable Share of Adjusted Receipts from ***** previously distributed to FundCo or on deposit in the FilmCo Separate Account (with such Allocable Share calculated in each case for purposes of this subpart (iii) only without regard to amounts paid pursuant to Section 6.9.2.1 and 6.9.2.2 of the FilmCo Operating Agreement) do not at least equal the aggregate of all Capital Contributions made by FundCo to FilmCo for the purpose of paying Distribution Costs and Expenses in the Domestic Territory for ***** together with interest calculated at the prime rate plus ***** basis points accruing from the date of each Capital Contribution to the date of repayment (the “Unrecouped Distribution Costs and Expenses”), then LG agrees to pay to the FundCo Manager an amount equal to the Unrecouped Distribution Costs and Expenses for the Domestic Territory.
          b. International Territory.
               i) First, out of Gross Receipts generated from each Territory other than the Domestic Territory (the “International Territory”), amounts due to Distributor for payment of its Distribution Fee with respect to Gross Receipts received from the International Territory from ***** in the applicable Accounting Period as set forth in the applicable Settlement Report; and
               ii) Second, amounts due to Distributor as reimbursement of or payment for Distribution Costs and Expenses paid or incurred in connection with the Exploitation of ***** in the International Territory in such Accounting Period or a prior Accounting Period or payable by Distributor within thirty (30) days from the end of the most recent Accounting Period to the extent not previously recouped by Distributor or paid directly by FilmCo, all as set forth in the applicable Settlement Report; and
               iii) The balance shall be distributed to FilmCo as Adjusted Receipts.
     8. Legal Fees. FilmCo agrees to pay to FundCo and LGF their respective legal fees incurred in connection with preparation of this First Amendment; provided however the legal fees payable to FundCo in connection with this First Amendment shall not exceed ***** and the legal fees payable to LGF in connection with this First Amendment shall not exceed *****. FilmCo shall issue a capital call notice to its members with respect to their respective portion (i.e., 50/50) of the legal fees.
     9. Miscellaneous.
               i) The execution, delivery and performance of this First Amendment by each of the parties hereto has been duly authorized by such party. Each party hereto has obtained all necessary consents required in connection with entering into this First Amendment including the FundCo Manager obtaining any necessary consents from the FundCo lenders. This First Amendment when executed and delivered by each of the parties hereto in accordance with the terms hereof, shall constitute a valid and binding obligation of the parties hereto, enforceable against each party in accordance with its terms, in each case subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
               ii) Except as expressly set forth in this First Amendment, the terms and conditions of the Transaction Documents are not modified and each such Transaction Document shall remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Glossary.
[Signature Page to Follow]

The parties hereto each agree to this First Amendment as of the date first written above.

Lions Gate Films, Inc.

By:	/s/ WAYNE LEVIN

Pride Pictures, LLC
By: Global Securitization Services, LLC, its Manager

By:	/s/

LG Film Finance I, LLC

By: Lions Gate Entertainment, Inc., its Manager

By:	/s/ WAYNE LEVIN

Wayne Levin Title: General Counsel
and
By: Pride Pictures, LLC
By: Global Securitization Services, LLC, its Manager

By:	/s/